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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


          Date of Report (Date of earliest event reported): MAY 6, 2003



                           METRETEK TECHNOLOGIES, INC.
             ------------------------------------------------------
             (Exact name of Registrant as specified in its charter)



        DELAWARE                        0-19793                  84-11698358
----------------------------    ------------------------     -------------------
(State or other jurisdiction    (Commission File Number)      (I.R.S Employer
     of incorporation)                                       Identification No.)



        303 EAST 17TH STREET, SUITE 660, DENVER, COLORADO      80203
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          (Address of principal executive offices)           (Zip code)


       Registrant's telephone number, including area code: (303) 785-8080
                                                           --------------


                                 NOT APPLICABLE
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)




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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      EXHIBITS

                  99.1 President's Letter, dated April 28, 2003, included in the Metretek Technologies, Inc. Annual Report to Stockholders for the fiscal year ended December 31, 2003.

ITEM 9. REGULATION FD DISCLOSURE. (INFORMATION FURNISHED PURSUANT TO ITEM 12, "DISCLOSURE OF RESULTS OF OPERATIONS AND FINANCIAL CONDITION").

     On May 6, 2003, Metretek Technologies, Inc., a Delaware corporation (the "Company"), commenced mailing its Annual Report to Stockholders for the fiscal year ended December 31, 2002, including the "President's Letter", which is dated April 28, 2003. The full text of the President's Letter is attached hereto as
Exhibit 99.1 and incorporated herein by this reference.

     In accordance with the procedural guidance in Securities and Exchange Commission Release No. 33-8216, the information in this Form 8-K, which is intended to be furnished pursuant to "Item 12. Disclosure of Results of Operations and Financial Condition," is instead being furnished pursuant to "Item 9. Regulation FD Disclosure." This information, including the exhibit attached hereto, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that Section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.







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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        METRETEK TECHNOLOGIES, INC.



                                        By:  /s/  W. Phillip Marcum
                                           -----------------------------------
                                           W. Phillip Marcum
                                           President and Chief Executive Officer


Dated: May 6, 2003








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